                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

      [ ]  Preliminary Proxy Statement            [ ]  Confidential, for Use
      [X]  Definitive Proxy Statement                  of the Commission Only
      [ ]  Definitive Additional Materials             (as permitted by
      [ ]  Soliciting Material Under Rule 14a-12       Rule 14a-6(e)(2))



                         AMERICAN BIO MEDICA CORPORATION
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1) Title of each class of securities to which transaction applies:

               ________________________________________________________________
         (2)   Aggregate number of securities to which transaction applies:

               ________________________________________________________________
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

               ________________________________________________________________
         (4)   Proposed maximum aggregate value of transaction:

               ________________________________________________________________
         (5)   Total fee paid:

               ________________________________________________________________

[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1) Amount Previously Paid:

             __________________________________________________________________
         (2) Form, Schedule or Registration Statement No.:

             __________________________________________________________________
         (3) Filing Party:

             __________________________________________________________________
         (4) Date Filed:

             __________________________________________________________________

                         AMERICAN BIO MEDICA CORPORATION


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 18, 2003



             TO THE SHAREHOLDERS OF AMERICAN BIO MEDICA CORPORATION:

         NOTICE is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of American Bio Medica Corporation (the "Company") will be held at 10:00 A.M. on Wednesday, June 18, 2003 at the Marriott Hotel located at 189 Wolf Road, Albany, New York 12205, for the following purposes:

         1. To elect seven directors to serve until the next Annual Meeting and until their successors are duly elected; and

         2. To ratify the reappointment of PricewaterhouseCoopers LLP as the independent auditors of the Company for the fiscal year ended December 31, 2003.

         3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         Only shareholders of record at the close of business on April 21, 2003 are entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

         Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement regarding matters proposed to be acted upon at the Annual Meeting.

         All shareholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, please complete, sign, date and promptly return the enclosed proxy card in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person even if he or she has returned a proxy card.


                                           BY ORDER OF THE BOARD OF DIRECTORS
                                           OF AMERICAN BIO MEDICA CORPORATION


                                           /s/ Edmund M Jaskiewicz
                                           ------------------------------------
                                           Edmund M. Jaskiewicz
                                           Secretary to the Board of Directors

Kinderhook, New York

April 9, 2003

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                         AMERICAN BIO MEDICA CORPORATION
                                 122 Smith Road
                           Kinderhook, New York 12106

General
-------


         This Proxy Statement is being furnished to holders of common stock, par value $0.01 per share ("Common Shares"), of American Bio Medica Corporation, a New York corporation ("ABMC" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 10:00 A.M. on Wednesday, June 18, 2003, eastern standard time, and at any adjournment or postponement thereof for the purpose of considering and acting upon the matters set forth herein. The Annual Meeting will be held at the Marriott Hotel located at 189 Wolf Road, Albany, New York 12205. The Company's principal executive offices are located at 122 Smith Road, Kinderhook, New York, 12106. The Company's telephone number at that address is (518)-758-8158.


         This Proxy Statement, the accompanying proxy and the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 are first being mailed to shareholders entitled to vote at the meeting on or about May 7, 2003. Although the Company's Annual Report on Form 10-KSB (including audited financial statements) for the fiscal year ended December 31, 2002 is included with the proxy materials, it should not be considered proxy solicitation material.

Shareholders entitled to vote; Record Date
------------------------------------------

         The Company has fixed the close of business on April 21, 2003 as the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. As of the record date, the Company had one class of voting shares outstanding - common shares, $.01 par value per share ("common shares"). Each common share is entitled to one vote on each matter to be voted on at the Annual Meeting. As of April 9, 2003, there were 20,609,548 outstanding common shares. No shares of preferred stock are outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company's Common Shares, see "Security Ownership by Management and Certain Beneficial Owners."

Quorom; Required Vote
---------------------

          The holders of a majority of common shares entitled to vote and represented in person or by proxy at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. In general, common shares represented by a properly signed and returned proxy will be counted as common shares present and entitled to vote at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy reflects abstentions (or is left blank) or reflects a "broker non-vote" on a matter (i.e. a proxy returned by a broker because voting instructions have not been received and the broker has no discretionary authority to vote). Holders of common shares are not entitled to cumulative voting rights.

Voting
------

         Voting by attending the meeting. A shareholder may vote his or her shares in person at the Annual Meeting. A shareholder planning to attend the meeting should bring proof of identification for entrance to the meeting.

         Voting by proxy card. All shares entitled to vote and represented by properly executed proxy cards received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxy cards. If no instructions are indicated on a properly executed proxy card, the shares represented by that proxy card will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy card and acting thereunder generally will have discretion to vote on those matters in accordance with their best judgment. The Company does not currently anticipate that any other matters will be raised at the Annual Meeting.

         For the election of directors, the seven nominees who receive the most votes will be elected to the seven available memberships on the Board. If you return a signed proxy form or attend the Annual Meeting but choose to abstain from voting on any proposal, you will be considered present at the Annual Meeting and not voting in favor of the proposal. Since most proposals pass only if they receive favorable votes from a majority of votes present at the Annual Meeting, the fact that you are abstaining and not voting in favor of a proposal will have the same effect as if you had voted against the proposal. (In contrast, a "broker non-vote," where a broker withholds authority to cast a vote as to a certain proposal, is deemed not present at the Annual Meeting with regard to that proposal.)

         Revocability of proxy. Any proxy card given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy card may be revoked (1) by filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case later dated than the prior proxy card relating to the same shares, or (2) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not of itself revoke a proxy). Any written notice of revocation or subsequent proxy card must be received by the Secretary of the Company prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to the Secretary of the Company or should be sent so as to be delivered to American Bio Medica Corporation, 122 Smith Road, Kinderhook, New York 12106, Attention: Corporate Secretary.

Expenses of Solicitation
------------------------

         The cost of the soliciting of proxies on behalf of the Board of Directors will be borne by the Company. In addition to the use of the mails, proxies may be solicited by the directors, officers and employees of the Company, without additional compensation, by telephone, other electronic means or in person. Arrangements may also be made with brokerage firms or other custodians, nominees or fiduciaries for the forwarding of soliciting material to the beneficial owners of common shares of the Company held of record by such persons; and the Company will reimburse such respective brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection therewith. ADP has been retained to assist in soliciting proxies at a fee of $5,000 plus distribution costs and other costs and expenses.

Procedure for Submitting Shareholder Proposals
----------------------------------------------

         Shareholder nominations for directors and shareholder proposals for the next Annual Meeting of Shareholders must be received by the Company in writing on or before December 20, 2003 and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934 (the "Exchange Act"). The Company has not received any shareholder proposals for this Annual Meeting.

Security Ownership of Management and Certain Beneficial Owners
--------------------------------------------------------------

         As of April 9, 2003, there were 20,609,548 common shares outstanding of which 20,409,548 common shares are entitled to vote at the Annual Meeting (200,000 are common shares reserved in treasury and are not entitled to vote at the Annual Meeting). Each Common Share is entitled to one vote on each of the matters to be voted on at the Annual Meeting. The following table sets forth, as of April 9, 2003, the beneficial ownership of the Company's common shares by (i) each director, (ii) each nominee for director, (iii) each of the executive officers named in the Summary Compensation Table; (iv) all directors and executive officers of the Company as a group; and (v) each shareholder, known to management of the Company, to beneficially own more than five percent (5%) of the outstanding common shares.

         The number and percentage of shares beneficially owned is determined under the rules of the U.S. Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after April 9, 2003, through the exercise of any stock option, exchange of Exchangeable Shares or other right. Unless otherwise indicated, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.

                                   Name and                       Number of Securities
Title of Class            Address of Beneficial Owner              Beneficially Owned          Percent of Class
--------------    -------------------------------------------     --------------------         ----------------
    Common        Edmund Jaskiewicz
                  1730 M Street NW, Suite 400
                  Washington, DC 20036                                2,078,155(1)                   10.0%
    Common        Stan Cipkowski
                  122 Smith Road
                  Kinderhook, New York 12106                          1,981,500(2)                   9.4%
    Common        Gerald Moore
                  122 Smith Road
                  Kinderhook, New York 12106                           473,000(3)                    2.2%
    Common        Douglas Casterlin
                  122 Smith Road
                  Kinderhook, New York 12106                           389,500(4)                    1.9%
    Common        Keith E. Palmer
                  122 Smith Road
                  Kinderhook, New York 12106                            87,500(5)                      *
    Common        D. Joseph Gersuk
                  C/O 122 Smith Road
                  Kinderhook, New York 12106                            79,000(6)                      *
    Common        Denis M. O'Donnell, M.D
                  C/O 122 Smith Road
                  Kinderhook, New York 12106                            43,000(7)                      *
    Common        Robert L. Aromando, Jr.(8)
                  22 Homestead Farm Road
                  Milford, New Jersey 08848                             14,000(9)                      *
    Common        Dr. Gerald W. Lynch
                  C/O 122 Smith Road
                  Kinderhook, New York 12106                                0                          *
    Common        Daniel W. Kollin
                  C/O 122 Smith Road
                  Kinderhook, New York 12106                                0                          *
    Common        Directors and Executive Officers
                  as a group (10 persons)                             5,145,655(10)                  23.2%

 _____________________________________
*        Less than one percent (1%).

(1) Includes 161,500 common shares subject to stock options exercisable within 60 days of April 9, 2003.
(2) Includes 488,500 common shares subject to stock options exercisable within 60 days of April 9, 2003.
(3) Includes 473,000 common shares subject to stock options exercisable within 60 days of April 9, 2003.
(4) Includes 275,000 common shares subject to stock options exercisable within 60 days of April 9, 2003.
(5) Includes 50,000 common shares subject to stock options exercisable within 60 days of April 9, 2003 and 12,500 common shares subject to warrants exercisable within 60 days of April 9, 2003.
(6) Includes 29,000 common shares subject to stock options exercisable within 60 days of April 9, 2003.
(7) Includes 43,000 common shares subject to stock options exercisable within 60 days of April 9, 2003. Dr. O'Donnell may be deemed to indirectly beneficially own 953,283 common shares subject to the warrants owned by Seaside Partners, LP. Dr. O'Donnell is a member of Seaside Advisors, LLC which is the general partner of Seaside Partners, L.P. Dr. O'Donnell specifically disclaims beneficial ownership of these securities
(8) Mr. Aromando resigned his position as President and CEO effective January 31, 2002. Mr. Aromando resigned as a member of the Board of Directors effective October 23, 2002.
(9) Includes 14,000 common shares subject to stock options exercisable within 60 days of April 9, 2003.
(10) Includes an aggregate of 1,546,500 common shares subject to stock options or warrants exercisable within 60 days of April 9, 2003. Does not include the 953,283 common shares subject to warrants beneficially owned by Seaside Partners, L.P. which Dr. O'Donnell may be deemed to indirectly beneficially own.

Directors, Executive Officers and Senior Management
---------------------------------------------------

         The following table sets forth the names, ages, positions/offices held, the term of the positions/offices held of our directors, executive officers, and senior management.

        Name                         Age               Position/Office                Served Since
-----------------------------------  ---   ----------------------------------------   ------------
Edmund Jaskiewicz(1)                 79    Corporate Secretary/Director                   1992
Stan Cipkowski(1)                    54    Executive Vice President/Director              1986
Gerald Moore(1)(2)                   64    President, CEO and Chairman of the Board       1999
Douglas Casterlin                    55    Executive Vice President of Operations         1997
Keith E. Palmer                      42    CFO, Exec. Vice Pres. Finance, Treasurer       2000
D. Joseph Gersuk(1)                  52    Director                                       2002
Denis M. O'Donnell, M.D.(1)          49    Director                                       2000
Dr. Gerald W. Lynch(1)               66    Director                                       2002
Daniel W. Kollin(1)                  61    Director                                       2003
Martin Gould                         51    Chief Scientific Officer                       1998
Dr. Henry J. Wells, Ph.D.            72    Vice President of Product Development          1998

(1) Nominee for election to the Board of Directors. Biography can be found under "Proposal No. 1 - Election of Directors; Nominees".
(2)      Mr. Moore was appointed President and CEO on February 1, 2002.

         Information regarding those executive officers that are not nominees for election to the Board of Directors:

         Douglas Casterlin joined us in 1997 as our Vice President and General Manager and became our Executive Vice President of Operations in May 2001. From 1979 to 1997, Mr. Casterlin was General Manager of Coarc, Inc., our former product assembling, packaging and shipping contractor. In that capacity, he developed a contract manufacturing business involving plastic injection molding and clean room assembly and packaging of FDA - regulated medical products. He also negotiated a joint venture with a major German healthcare product manufacture to establish its United States operations and established a professional-format videocassette re-manufacturing business serving the television broadcast industry. From 1976 to 1979, Mr. Casterlin was Workshop Director, Putnam Industries, Inc., and Production Manager, from 1973 to 1976, of

Occupatics, Inc. From 1966 to 1970, Mr. Casterlin served as an Air Force Intelligence Officer and was honorably discharged as Sergeant. He studied Engineering at Lehigh University from 1965 to 1966 and received his B.A. degree in Psychology in 1973 from the State University of New York at New Paltz.

         Keith E. Palmer joined us in October 2000 as our Vice President, Finance, Chief Financial Officer and Treasurer. He is a Certified Public Accountant with over 15 years experience in accounting, finance, strategic planning, and merger and acquisitions. From 1998 until joining us, Mr. Palmer was Director of Finance and Controller of Matthew Bender, a division of Lexis Publishing, a legal publisher. At Matthew Bender he was responsible for management of financial reporting and analysis, accounting and control, strategic planning and numerous Finance and Operational integration efforts. From 1993 until 1998, he was the Director of Finance & Controller for Matthew Bender & Company, Inc., a wholly owned subsidiary of the Times Mirror Corp. During that time he spearheaded the acquisition and/or integration, and assumed responsibility for financial reporting and analysis, of four businesses, including Shepard's, a legal citations publisher in Colorado Springs, Co., Capsoft, an electronic legal forms software firm in Provo, Utah, Mosby Medical Publishing in St. Louis, Missouri, and Michie, a legal publisher in Charlottesville, VA. In addition to integrating financial and operational functions, Mr. Palmer assisted on the integration and implementations of several financial, manufacturing and fulfillment systems, during this time. Prior to joining Matthew Bender, he was a Vice President of Marine Midland Bank, a commercial bank, and from 1983 until 1987, he was an auditor and senior consultant at the public accounting firm of Ernst & Whinney. Palmer received his MBA in Finance from Sage Colleges in 1995 and his BBA in Accounting from Siena College in 1983.

         Information regarding members of senior management that are not nominees for election to the Board of Directors:

         Martin Gould joined us in 1998. He was promoted to Chief Scientific Officer in 2002 (he formerly was our Vice President of Technology). Mr. Gould is a biomedical scientist with more than 24 years of experience in the diagnostic and chemical fields. He has an extensive background in research and development, manufacturing, quality control/assurance, as well as business development and sales and marketing. His experience is in the areas of clinical chemistry, serology, immunology, hematology, dyes and stains, chromatography, reagent chemical and food diagnostics, specifically rapid microbiological testing. From 1973 to 1987, Mr. Gould worked for E. Merck, Inc. in various positions of increasing responsibilities within the product management, research and development, and quality assurance/control departments. In 1987, he founded Ampcor Diagnostics, Inc., which he grew until 1994 when it was acquired by Neogen Corp. (NASDAQ:NEOG). Mr. Gould continued to serve as Vice President and General Manager of Neogen Corp. until 1997. Mr. Gould was an independent consultant after leaving Neogen Corp. in 1997 until joining us in 1998. Mr. Gould is an accomplished researcher with numerous publications in a variety of fields, including rapid immunoassay tests to detect food pathogens such as e-coli, salmonella, listeria, shigella, and campylobacter. Mr. Gould established a patent in composition for stabilization of diagnostics reagents, three separate patents for immunoassay diagnostics kits, as well as a patent concerning a growth media that resuscitates injured bacteria, such as salmonella, that was recently issued. Mr. Gould received a Masters in Biomedical Science and Biomedical Engineering from Drexel University in 1982, and a BS degree from Delaware Valley College in 1973.

         Henry J. Wells, Ph.D. joined us as a contract chemist in 1995. In 1998 he became a full-time employee as our Vice President of Product Development. From 1990 to 1998, Mr. Wells worked as a contract chemist with the title of Vice President Science and Technology for New Horizons Diagnostics, Inc. where he adapted immuno-chemical technologies for detection of infectious diseases. From 1989 to 1990, he was director of production for Espro, Inc., a producer of in-vivo pesticides. From 1985 to 1989, Dr. Wells was Vice President Science and

Technology for Keystone Diagnostics, Inc. From 1984 to 1985, he was Director of Research and Development for Hill-Wells Research Corporation, a developer of diagnostics products. From 1981 to 1984, he was Vice President Research and Development of Hematec Corporation. From 1979 to 1981, Dr. Wells was Director of Biochemistry for Helena Laboratories. From 1973 to 1979, he was Manager of Chemical Chemistry at Smith Kline Diagnostics. Dr. Wells earned his Ph.D. in Biochemistry from the University of Pittsburgh in 1966, his M.A. from University of Pennsylvania in 1972 (honorary) and his B.S. in Chemistry from the University of Pittsburgh in 1958.

Executive Compensation
----------------------

         The following table sets forth for fiscal year ended December 31, 2002, the transition period ended December 31, 2001, and the fiscal year ended April 30, 2001, the compensation paid by the Company to its Chief Executive Officer(s) and any other executive officers who earned in excess of $100,000 (the "Named Officers") based on salary and bonus.

                           Summary Compensation Table

                                                                                                Long Term
                                                                                               Compensation
                                                                                               ------------
                                                   Annual Compensation                            Awards
                                                   -------------------                         ------------
                                                                               Other Annual     Securities
  Name and Principal                                                           Compensation     Underlying
       Position                    Year           Salary ($)     Bonus ($)          ($)       Options/SARs (#)
-----------------------------  -------------      ----------    -----------    -------------  ----------------
Gerald A. Moore(1)               12/31/02         $165,000(2)   $       0          $18,000(3)       810,000
Chief Executive Officer
Stan Cipkowski                   12/31/02         $190,764(4)   $       0          $45,000(5)       300,000
Executive Vice President         12/31/01(6)      $130,769(7)   $       0          $ 6,000(8)        ------
                                  4/30/01         $200,000      $       0           ------          100,000

Douglas Casterlin                12/31/02         $140,000      $       0          $ 5,250(8)        ------
Executive Vice-President         12/31/01(6)      $ 91,538(9)   $       0          $ 6,000(8)        ------
Operations                        4/30/01         $140,000      $       0           ------          200,000

Keith E. Palmer                  12/31/02         $124,615(10)  $       0          $ 3,750(8)        ------
Chief Financial Officer          12/31/01(6)      $ 69,539(11)  $       0          $ 6,000(8)        ------
Executive Vice                    4/30/01         $ 56,000(12)  $       0           ------          100,000
President Finance

Robert L. Aromando(13)           12/31/02         $ 17,294(14)  $       0           ------           ------
Chief Executive Officer          12/31/01(6)      $117,692(15)  $       0          $ 6,000(8)        ------
                                  4/30/01         $ 28,000(16)  $  25,000(17)       ------          300,000(18)

(1) Mr. Moore was appointed President and Chief Executive Officer effective February 1, 2002 at an annual salary of $180,000. In January 2002, Mr. Moore acted as the interim President and CEO and was compensated $15,000 for his services.
(2) As of the date of this report, $50,000 of Mr. Moore's salary for the Year-End December 31, 2002 has been deferred upon mutual agreement by and between Mr. Moore and the Company.
(3) Other compensation consists of $15,000 Mr. Moore received as compensation for his services as interim President & CEO for the month of January 2002 and $3,000 in a car allowance.
(4) In July 2002, Mr. Cipkowski's annual salary was decreased to $180,000 from $200,000.
(5) Includes a car allowance of $3,000 and the forgiveness of accrued interest on a loan provided to Mr. Cipkowski by the Company, of $42,000 (See "Certain Relationships and Related Transactions").

(6) Year end 12/31/01 was a transition period. Salary, bonus, other compensation and long-term compensation noted for the year-end 12/31/01 is for an eight-month period beginning May 1, 2001 and ending December 31, 2001. Where required, a footnote has been added to note the named officer's actual annual salary.
(7)  Mr. Cipkowski's actual annual salary was $200,000.
(8)  Car allowance.
(9)  Mr. Casterlin's actual annual salary was $140,000.
(10) In July 2002, Mr. Palmer's annual salary was increased to $130,000 from $120,000.
(11) Mr. Palmer's actual annual salary was $120,000.
(12) Mr. Palmer was hired by the Company on October 1, 2000. His actual annual salary was $120,000.
(13) Mr. Aromando resigned as the Company's President and Chief Executive Officer effective January 31, 2002.
(14) Mr. Aromando was paid as the Company's President and Chief Executive Officer through January 31, 2002 in connection with his severance agreement.
(15) Mr. Aromando's actual annual salary was $180,000.
(16) Mr. Aromando was hired by the Company on February 26, 2001 at an annual salary of $180,000.
(17) Sign-on bonus.
(18) Upon Mr. Aromando's resignation as President and CEO on January 31, 2002, the options granted in the year-ending April 30, 2001 were cancelled by the Company.

Option Grants in Fiscal Year Ended December 31, 2002
----------------------------------------------------

         The following table sets forth information concerning the grant of stock options to the named executive officers during the fiscal year ended December 31, 2002.


                                                                 Individual Grants
                                                                 -----------------

                                                                                             Potential Realizable
                                                                                               Value at Assumed
                                Number of       % of Total                                      Annual Rates of
                                  Shares         Options                                          Stock Price
                                Underlying      Granted to     Exercise                          Appreciation
                                 Options        Employees      Price Per   Expiration         for Option Term(1)
      Name                       Granted        in Year(2)       Share        Date           5%                 10%
      ----                      ----------      ----------     ---------   ----------      ------------------------
Gerald A. Moore                    10,000(3)       0.7%          $0.91       2/12/12       $  5,700      $   14,500
                                  750,000(4)      55.9%          $0.91       2/12/12       $417,500      $1,087,500
                                   50,000(5)       3.7%          $0.91       4/29/12       $ 28,500      $   72,500
Stan Cipkowski                    100,000(6)       7.5%          $1.11       7/11/12       $ 70,000      $  177,000
                                  200,000(7)      14.9%          $1.03      10/24/12       $130,000      $  328,000
Douglas Casterlin                       0            0%          -----         -----          -----           -----
Keith E. Palmer                         0            0%          -----         -----          -----           -----
Robert L. Aromando(8)                   0            0%          -----         -----          -----           -----

(1) Potential realizable value is based on an assumption that the price of the common shares appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the option term. These numbers are calculated based on the requirements of the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price performance.
(2) The Company granted options representing 1,340,500 common shares to employees in the year end December 31, 2002.
(3)   100% of option grant becomes exercisable on 2/12/03.
(4)   Option grant vests over 3 years (i.e. 33%, 33%, 34%) beginning 2/12/03.
(5)   Option grant vests over 4 years (i.e. 25% each year) beginning 4/29/03.
(6)   Option grant vests over 3 years (i.e. 33%, 33%, 34%) beginning 7/11/03.
(7)   Option grant vests over 3 years (i.e. 33%, 33%, 34%) beginning 10/24/03.
(8) Mr. Aromando resigned as President and Chief Executive Officer effective January 31, 2002.

Aggregated Option Exercise in the Fiscal Year Ended December 31, 2002 and Fiscal Year-End Option Values

         The following table sets forth information concerning the exercise of stock options during the fiscal year ended December 31, 2002 by the named executive officers, and their options outstanding at fiscal year end.

                     Aggregate Option/SAR Exercises in Fiscal Year and TP-End Option/SAR Values
-------------------------------------------------------------------------------------------------------------------
                                                        Number of Securities Underlying     Value of Unexercised
                                                          Unexercised Options/SARs at     In-the Money Options/SARs
                                                                  TPY-End (#)                   at TP-End ($)
                                                        --------------------------------  -------------------------
                               Shares
                            Acquired on      Value
           Name             Exercise (#)  Realized ($)    Exercisable     Unexercisable   Exercisable  Unexercisable
-------------------------   ------------  ------------    -----------     -------------   -----------  -------------
Gerald A. Moore                  0            $ 0             203,000           810,000       $56,310       $267,300
Stan Cipkowski                   0            $ 0             463,500           375,000       $ 9,750       $ 84,250
Douglas Casterlin                0            $ 0             262,500            37,500       $ 4,875       $ 14,625
Keith E. Palmer                  0            $ 0              25,000            75,000       $ 6,000       $ 19,500
Robert L. Aromando(2)            0            $ 0              14,000                 0       $     0       $      0

(1) Value of Unexercised In-The-Money Options at Fiscal Year End is calculated by using the high sale price of the common shares on December 31, 2002, which was $1.24, less the exercise price of the in-the-money exercisable options which is then multiplied by the number of common shares covered under the option(s).
(2) Mr. Aromando resigned as President & Chief Executive Officer effective January 31, 2002.

Compensation of Directors
-------------------------

         Directors who are not employees or officers of the Company ("Outside Directors") are granted an option to purchase 25,000 common shares at the time of election and are granted an additional option to purchase 25,000 common shares annually on the date of the Company's Annual Meeting of Shareholders. Outside Directors receive a fee of $1,500 for attending meetings of the Board, and are reimbursed for out-of-pocket expenses incurred in attending such meetings.

         Special meetings are held from time to time to consider matters for which approval of the Board of Directors is desirable or is required by law. Four regular meetings of the Board of Directors were held during the fiscal year ended December 31, 2002. Dr. Gerald W. Lynch attended 50% of the meetings held during the period for which he was a director, Denis M. O'Donnell, M.D. attended 75% of the meetings held and the remaining members attended 100% of all meetings held in the fiscal year ended December 31, 2002.

         Those outside directors who are members of one of the two committees of the Board of Directors are granted an option to purchase 2,000 common shares annually on the date of the Company's Annual Meeting of Shareholders, for each committee on which they serve.



COMMITTEES OF THE BOARD OF DIRECTORS

         The Company currently has an Audit Committee, Compensation Committee and a Nominating Committee. The Company's Option Committee is a sub-committee of the Compensation Committee.

         Audit Committee. This Committee makes recommendations to the Board of Directors with respect to the Company's financial statements and the appointment of independent auditors, reviews significant audit and accounting policies and practices, meets with the Company's independent public accountants concerning, among other things, the scope of audits and reports, and reviews the performance of the overall accounting and financial controls of the Company. The Audit Committee met three times in the fiscal year ended December 31, 2002. All of the members attended 100% of the meetings of the Audit Committee. The Audit Committee is comprised of three members, of which a majority are independent directors, (as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers ("NASD") listing standards, as applicable and as may be modified or supplemented), as required by Rule 4350(d)(2)(c) of the NASD listing standards.

         As of December 31, 2002, members of the Audit Committee were D. Joseph Gersuk, Edmund Jaskiewicz, and Denis M. O'Donnell, M.D. Mr. Gersuk and Dr. O'Donnell are the independent directors on the Audit Committee. The Audit Committee has adopted a written charter, which was filed as Exhibit A to the Company's Proxy Statement filed on August 27, 2001 with the Securities and Exchange Commission.

                             Audit Committee Report

         The Audit Committee reviews the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent auditors are responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles.

         In this context, the Audit Committee reviewed and discussed with management and the independent auditors the audited financial statements for the fiscal year ended December 31, 2002 (the "Audited Financial Statements"). The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU ss. 380) as may be modified or supplemented. In addition, the Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No.1 (Independence Standards Board Standard No.1, Independence Discussions with Audit Committees), as may be modified and supplemented, and has discussed with the independent accountants their independence from the Company and its management.

         Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Audited Financial Statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission.

         The Audit Committee members do not serve as professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent auditors. The Committee serves a board-level oversight role where it receives information from, consults with and provides its views and directions to, management and the independent auditors on the basis of the information it receives and the experience of its members in business, financial and accounting matters.



                                              The Audit Committee

                                              D. Joseph Gersuk
                                              Edmund Jaskiewicz
                                              Denis M. O'Donnell, M.D.

         Compensation and Option Committees. The Compensation Committee makes recommendations to the Board of Directors relating to salaries, bonuses and other compensation and benefits of executive officers, reviews and advises management regarding benefits and other terms and conditions of compensation of management and the Company's Option Committee administers the Company's stock option plans. Both the Compensation and Option Committees met two times in the fiscal year ended December 31, 2002. All of the members attended 100% of the meetings held by the Compensation Committee.

          As of December 31, 2002, the Compensation and Option Committees were comprised of Chairman Gerald A. Moore and board members D. Joseph Gersuk and Denis M. O'Donnell, M.D. Mr. Moore served as the Company's President and Chief Executive Officer for the fiscal year ended December 31, 2002.

                         Compensation Committee's Report

         The compensation of the Company's executive officers and key managers ("executives") is reviewed and approved annually by the Board of Directors. In addition to reviewing and approving executives' salaries and bonus arrangements, the Compensation Committee establishes policies and guidelines for other benefits.

Compensation Policies and Procedures Applicable to Executives for the fiscal year ended December 31, 2002.

         General. Compensation of the Company's executives is intended to attract, retain and reward persons who are essential to the corporate enterprise. The fundamental policy of the Company's executive compensation program is to offer competitive compensation to executives that appropriately rewards the individual executive's contribution to corporate performance. The Compensation Committee utilizes subjective criteria for evaluation of individual performance and relies substantially on the executives in doing so. The Committee focuses on two primary components of the Company's executive compensation program, each of which is intended to reflect individual and corporate performance: base salary compensation and long-term incentive compensation.

         Cash Compensation. Executives' base salaries are determined primarily by reference to compensation packages for similarly situated executives of companies of similar size or in comparable lines of business with which the Company expects to compete for executive talent and with reference to the revenues, gross profits and other financial criteria of the Company. The Committee also assesses subjective qualitative factors to discern a particular executive's relative value to the corporate enterprise in establishing base salaries. During the fiscal year ended December 31, 2002, the salaries of the three named executive officers and the Chief Executive Officer were established in their employment agreements.

         Long-Term Incentive Compensation. It is the Committee's philosophy that significant stock ownership by management creates a powerful incentive for executives to build long-term shareholder value. Accordingly, the Committee believes that an integral component of executive compensation is the award of equity-based compensation, which is intended to align executives' long-term interests with those of the Company's shareholders. Awards of stock options to executives have historically been at then-current market prices. The Committee believes that option grants should be considered on an annual basis.

         The Company's Fiscal 1997, 1998, 2000 and 2001 Nonstatutory Stock Option Plans (the "Option Plans") authorize the Board, Compensation or Option Committee to grant nonstatutory stock options to employees, directors and/or consultants of the Company. The Committee will determine the prices and terms at which such options are granted. The Committee uses stock options as a significant element of the compensation package of executives, because it believes options provide an incentive to executives to maximize shareholder value and because they compensate executives only to the extent that the Company's shareholders receive a return on their investment. In determining the total number of common shares to be covered by option grants to executives in a given year, the Committee will take into account the number of outstanding common shares, the number of common shares reserved for issuance under the Company's Option Plans, recommendations of management concerning option grants to employees below executive level and the Company's projected hiring needs for the coming year. In making individual stock option grants to executives, the Committee will consider the same factors considered in the determination of base salary levels, as well as the stock and option holdings of each executive and the remaining vesting schedule of such executive's options.

         Compensation of the CEO. In reviewing and approving Mr. Moore's compensation for the fiscal year ended December 31, 2002, the Board of Directors considered the same criteria detailed herein with respect to executives in general. Mr. Moore's base annual salary was established in his employment agreement of May 1, 2002 at $180,000, which is below the midpoint of base compensation for CEOs of comparable companies. Pursuant to his employment agreement, Mr. Moore was granted stock options covering 800,000 common shares that vest over time. Mr. Moore is also eligible to receive cash bonuses and additional stock options based upon achieving certain sales and profitability objectives (a copy Mr. Moore's Employment Agreement is filed as an exhibit to the Company's Form 10-KSB for the year ended December 31, 2002).

          Other Executive Management Compensation. Mr. Cipkowski, Mr. Casterlin and Mr. Palmer have all entered into employment agreements with the Company dated January 10, 2001 and ending April 30, 2002, and automatically renewed unless 60 days advance written notice is given by either side. Pursuant to these employment agreements, Stan Cipkowski, Executive Vice President, originally received an annual base salary of $200,000, a stock option grant covering 100,000 common shares that vest over time and, is eligible for bonuses based upon Company performance. Mr. Cipkowski's annual base salary was decreased to $180,000 in July of 2002 upon mutual agreement between the Company and Mr. Cipkowski. Douglas Casterlin, Executive Vice President of Operations, receives an annual base salary of $140,000, a stock option grant covering 50,000 common shares that vest over time and is eligible for bonuses based upon Company performance. Keith E. Palmer, Chief Financial Officer and Executive Vice President of Finance, originally received an annual base salary of $100,000, a stock option grant covering 100,000 common shares that vest over time and, is eligible for bonuses based upon Company performance. Mr. Palmer's annual base salary was increased to $130,000 in July of 2002 upon mutual agreement between the Company and Mr. Palmer.

                                              The Compensation Committee

                                              Gerald A. Moore
                                              D. Joseph Gersuk
                                              Denis M. O'Donnell, M.D.

Nominating Committee
--------------------

         At a regular board meeting held on February 5, 2003, the Board of Directors unanimously agreed to establish a Nominating Committee. The Nominating Committee consists of all independent directors. Members of the Nominating Committee are D. Joseph Gersuk, Denis M. O'Donnell, M.D. and Daniel W. Kollin. The purpose of the Nominating Committee is to review, and make recommendations related to, qualified candidates for election to the Board of Directors. Nominations may be made by the Board of Directors, or by any shareholder entitled to vote for the election of directors. Nominations made by shareholders for the next Annual Meeting must be made in writing and received by the Company by December 20, 2003. There were no meetings held by the Nominating Committee in the fiscal year ended December 31, 2002, as it was not yet established.

Independent Accountants
-----------------------

         The Company has selected PricewaterhouseCoopers LLP to continue to be its independent public accountants for the fiscal year ending December 31, 2003. Representatives of PricewaterhouseCoopers LLP are expected to attend the Annual Meeting and will have an opportunity to make a statement and/or to respond to appropriate questions from shareholders.

         On October 2, 2001, the Board of Directors of the Company approved the discharge of Eisner LLP (formerly Richard A. Eisner & Company, LLP) as the Company's independent auditors and the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors. There were no disagreements with the prior auditors on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures. The prior auditors' report on the registrant's financial statements for each of the two years in the period ended April 30, 2001 contained no adverse opinion or disclaimer of opinion and was not modified or qualified as to uncertainty, audit scope or accounting principles. However, their report contained explanatory language regarding the uncertainty of the Company's ability to continue as a going concern. The Company filed a current report on Form 8-K regarding this matter on October 9, 2001 and it is incorporated herein by reference.

Audit fees
----------

         The aggregate fees billed by PricewaterhouseCoopers LLP to the Company, through December 31, 2002, for professional services rendered for the audit of the Company's annual financial statements for the transition period ended December 31, 2001 and the fiscal year ended December 31, 2002 were $52,900. The aggregate fees billed for the review of the financial statements included in the Company's Quarterly Reports on Forms 10-QSB for the fiscal year ended December 31, 2002 were $18,000.

         The aggregate fees billed by Eisner LLP to the Company, through December 31, 2002, for professional services rendered in relation to the inclusion of their audit of the Company's financial statements for the fiscal year ended April 30, 2001 in the Company's Annual Report on Form 10-KSB for the transition period ended December 31, 2001 and the fiscal year ended December 31, 2002 were $27,496.

Financial Information Systems Design and Implementation Fees
------------------------------------------------------------

         The Company did not incur any fees billed by PricewaterhouseCoopers LLP for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2002.

         The Company did not incur any fees billed by Eisner LLP for professional services rendered for information technology services related to financial information systems design and implementation for the transition period ending December 31, 2002.

All Other Fees
--------------

         The aggregate fees billed through December 31, 2002 by PricewaterhouseCoopers LLP for services rendered to the Company for review of the S-3 Registration Statement filed by the Company on September 26, 2001 and its subsequent amendments were $11,400. The aggregate fees billed by PricewaterhouseCoopers LLP for preparation of tax returns were $11,705. There were no other fees billed by PricewaterhouseCoopers LLP for services rendered to the Company other than the services described herein and above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees", The Audit Committee has considered whether the provision of these services is compatible with maintaining the independence of our public accountants.

         The aggregate fees billed through December 31, 2002 by Eisner LLP for services rendered to the Company for review of the S-3 Registration Statement filed by the Company on September 26, 2001 and its subsequent amendments were $11,687. The aggregate fees billed by Eisner LLP for preparation of tax returns were $1,135. There were no other fees billed by Eisner LLP for services rendered to the Company other than the services described herein and above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees", for the fiscal year ended December 31, 2002. The Audit Committee has considered whether the provision of these services is compatible with maintaining the independence of our former public accountants.

Performance Graph
-----------------

         The following graph compares the cumulative total return for the periods indicated for each of (a) the Company's common shares, (b) the Standard & Poors 500 Stock Index (the "S&P 500") and (c) the NASDAQ Medical Device Index.

                               Performance Graph
                                [OBJECT OMITTED]

                    PSC         S&P 500 Composite       Dow Jones Utilities
                  ------        -----------------       -------------------
1997              100.00             100.00                    100.00
1998              137.83             128.57                    118.88
1999               99.49             155.57                    111.72
2000              152.20             141.42                    168.43
2001              179.47             124.59                    124.18
2002              163.18              97.05                     95.14



                       PROPOSAL 1 - ELECTION OF DIRECTORS

         The Directors elected at the Annual Meeting will serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified.

NOMINEES
--------

         Edmund Jaskiewicz has been one of our directors since 1992. Mr. Jaskiewicz is a lawyer-engineer. He has practiced international patent and corporate law as a sole practitioner since 1963, and served as our Chairman of the Board of Directors from 1992 until 1999. He currently serves as our Secretary. From 1953 to 1963, Mr. Jaskiewicz was associated with Toulmin and Toulmin, Attorneys-at-Law, Washington, D.C. From 1960 to 1962, he resided in Frankfurt, Germany managing that firm's local office. From 1952 to 1953 he was with the Patent Section of the Bureau of Ordinance of the Department of the Navy working on patent infringement and licensing matters. He received his J.D. in 1952 from George Washington University Law School and his B.S. in Engineering from the University of Connecticut in 1947.

         Stan Cipkowski founded our predecessor in 1982 and has been an executive officer and one of our directors since our incorporation in April 1986. He reorganized the Company as American Bio Medica Corporation in 1992 and is the inventor of the Rapid Drug Screen(R). From 1982 to 1986, he was sole proprietor of American Micro Media, our predecessor, which was acquired by the Company. In addition, from 1983 to 1987, Mr. Cipkowski was a general partner of Florida Micro Media, a Fort Lauderdale-based marketer of educational software and was a principal shareholder and Chief Financial Officer of Southeast Communications Group, Inc., a publisher of direct response media. In 1982, he was a consultant to Dialogue Systems, Inc., a New York-based developer of training and communications materials, where he served as Vice-President of Sales and Marketing. From 1977 to 1982, Mr. Cipkowski was employed by Prentice-Hall Publishing Company, reaching the position of National Sales Manager. Prior to 1977 he was employed as an accountant for the New Seabury Corporation and as Mid-West Area Manager for the Howard Johnson Company. Mr. Cipkowski attended Mater Christi Seminary and St. Louis University from 1965 to 1969. Mr. Cipkowski is currently a member of the Board of Directors of Premier Mortgage Resources, Inc. (OTCBB: PMRS.OB)

         Gerald A. Moore has been one of our directors since May 1999 and became our Chairman of the Board of Directors in October 2001. In February 2001, Mr. Moore became our President and Chief Executive Officer; replacing Robert L. Aromando, Jr. Mr. Moore served as President and CEO of Med-Ox Diagnostics of Canada and President of BioSys, Inc. from 1999 to 2001. From 1990 to 1998, Mr. Moore was President of UNIPATH (North America) when he reached parent company Unilever's mandatory retirement age. Brooke Bond, Inc took a majority equity position in Med-Ox in 1978 and renamed it Oxoid. In 1980, Mr. Moore opened Oxoid US in Columbus, Maryland and was appointed President and Chief Executive Officer of both Oxoid CANADA and Oxoid USA. Unilever acquired all of Oxoid International's holdings and subsidiaries in 1984 and changed its name to UNIPATH in 1990. Mr. Moore is a member of the Board of Directors of the Canadian Assoc. of Clinical Microbiology and Infectious Diseases (CACMID); a Director of the Canadian Clinical Standards Organization, serves on the National Committee for Clinical Laboratory Standards (NCCLS), a member of the NCCLS Committee for Antimicrobial Susceptibility testing and Veterinary Diagnostics, is an advisor to the NCCLS Committee on Culture Media, and is a liaison to the Board of Exhibitors of the Interscience Conference on Antimicrobial Agents and Chemotherapy (ICAAC) of the American Society of Microbiology. Mr. Moore received his degree in chemistry and mathematics from Strathclyde University in Glasgow, Scotland in 1961.

         D. Joseph Gersuk joined our Board of Directors in February 2002. He served as Chief Financial Officer, Executive Vice President and Treasurer of MapInfo Corporation (NASDAQ:MAPS), a software data and services company, from November 1994 through March 2003. Prior to MapInfo, he was CFO and a director of DataEase Sapphire International Inc., a PC database software company. He also served as vice president and Chief Financial Officer of Staveley NDT Technologies Inc., a measurement and testing company. Mr. Gersuk is a graduate of the United States Naval Academy and holds an MBA in Finance from The American University.

         Denis M. O'Donnell, M.D. has served as one of our directors since May 2000 and is currently a Managing Director of Seaside Partners, L.P., the firm that purchased $2,000,000 of our common shares in a private placement on April 28, 2000. Since 1986, Dr. O'Donnell has been a Clinical Instructor of Health Science at Northeastern University. From 1984 to 1985 he was a Resident in

Surgery at Tufts New England Medical Center. From 1986 to 1991 he served a Director of the Clinical Research Center of Medical and Technical Research Associates, Inc. From 1991 through 1995 he was Vice President of IGI, Inc. From 1995 until 1997 he was President of Novavax, Inc., a company in which he still holds the seat of Chairman of the Board. In addition to the Novavax, Inc. board seat, Dr. O'Donnell is currently a director of ELXSI Corporation (NASDAQ:ELXS), Columbia Laboratories, Inc. (AMEX:COB), Molecular Diagnostics, Inc. (OTCBB:MCDG.OB) and is also a Fellow of the College of Clinical Pharmacology. He has written and contributed to numerous medical manuscripts, abstracts, and papers. Dr. O'Donnell graduated from Harvard University (A.B./Biology) in 1976 and from AUC Medical School (M.D.) in 1984.

         Dr. Gerald W. Lynch was elected to our Board of Directors in July 2002. Since 1977, Dr. Lynch has served as the President of John Jay College of Criminal Justice. An internationally known expert and advocate of criminal justice education, Dr. Lynch has lectured at the Ecole Nationale Superieure de Police in Lyon, France; the Police Staff College in Bramshill, England; St. Petersburg University, Russia; as well as at schools and conferences in Abu Dhabi, Australia, South Africa, Canada, Brazil, Spain, Hungary, Ireland, Mexico, Israel, Italy and Germany. He earned his doctorate in clinical psychology from New York University, and is a vice chairman of the New York City Police Foundation, and the chairman of The New York Fire Safety Foundation.

         Daniel W. Kollin was elected to our Board of Directors in February 2003. Since 1990, Mr. Kollin has been Managing Director of BioMed Capital Group, Ltd. He has over 20 years experience in investment banking, venture capital and corporate management. Prior to joining BioMed Capital Group, Mr. Kollin was Vice President, Health Care Group for Prudential-Bache Capital Funding from 1987 to 1990. Prior to 1987, Mr. Kollin was a partner of Whale Securities Corp. He received his MBA from The Wharton School of The University of Pennsylvania.

         It is the intention of the persons named as proxies in the accompanying proxy, unless instructed otherwise, to vote for the persons nominated by the Board of Directors. If any nominee should become unavailable to serve, the proxy may be voted for the election of such substitute nominee as may be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unable to serve if elected.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR THE BOARD OF DIRECTORS.


                 PROPOSAL NO. 2 - TO RATIFY THE REAPPOINTMENT OF
         PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT AUDITORS OF THE
              COMPANY FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003.

         The Board of Directors recommends that the shareholders of the Company vote in favor of ratifying the reappointment of PricewaterhouseCoopers LLP as the independent auditors for the fiscal year ended December 31, 2003. PricewaterhouseCoopers LLP will continue to audit our financial statements and perform other additional accounting services that we may require.

         An affirmative vote of the majority shares represented at the Annual Meeting is necessary to ratify the reappointment of PricewaterhouseCoopers LLP. There is no legal requirement for submitting this proposal to the shareholders; however, the Board of Directors believes that it is of sufficient importance to seek ratification. Even if the Proposal is defeated, the Board may continue to retain PricewaterhouseCoopers LLP. Likewise, even if the Proposal is approved, the Board may discharge PricewaterhouseCoopers LLP.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE REAPPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

         Section 16(a) of the 1934 Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on a review of the copies of such forms furnished to the Company during, and with respect to the fiscal year ended December 31, 2002, the Company believes that during the fiscal year ended December 31, 2002, its executive officers, directors and greater than ten percent beneficial owners complied with all Section 16(a) filing requirements.

Certain Relationships and Related Transactions
----------------------------------------------

         During fiscal 1999, 2000 and the first quarter of fiscal 2001, the Company advanced funds to Stan Cipkowski, the Company's former President and one of its directors. Mr. Cipkowski was the Company's Chairman of the Board and Chief Executive Officer until January 2001. These advances were partially evidenced by a note and beared interest at the rate of 11.5% per annum. The loan was payable on demand. Each quarter, interest accrued on the loan was added to the outstanding principal balance of the loan. Mr. Cipkowski pledged 1,000,000 of the Company's common shares to the Company as collateral. On November 30, 2000, the Company's Board of Directors and Mr. Cipkowski agreed to a structured repayment of this loan through the regular periodic redemption by the Company of common shares owned by Mr. Cipkowski. Under the program, Mr. Cipkowski redeemed at least 25,000 common shares, after the release of financial results each quarter, with the value determined by the closing price of the common shares on the second business day following the release of the quarterly or annual financial results. Mr. Cipkowski also retained the right to redeem a greater number of common shares each quarter. In October 2002, the Board of Directors agreed to accept 200,000 shares of stock from Mr. Cipkowski in full satisfaction of the then outstanding loan balance of $248,000. The closing stock price on the date of surrender was $1.03 resulting in the forgiveness of accrued interest totaling $42,000, including $30,000 in 2002 and $12,000 from prior periods. The Company does not intend to make any additional loans to Mr. Cipkowski.

         The Company had collateralized a bank loan aggregating $100,000 as of December 31, 2001 for Mr. Cipkowski with certificates of deposit aggregating $106,027. In May 2002, Mr. Cipkowski paid the bank loan in full thereby releasing the certificate of deposit. In July 2001, the outstanding amounts due on a collateralized credit card were paid, the account closed and all restrictions on a $27,000 certificate of deposit released.

         During the fiscal year ended December 31, 2002, the Company paid an aggregate of $64,906 in fees to Edmund Jaskiewicz, a member of the Board of Directors, in consideration of his services as patent and trademark counsel to the Company.

Other Matters
-------------

         The Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matter requiring a vote of shareholders arise, the proxies confer upon the person or persons entitled to vote the shares represented by such proxies the authority to vote the proxies in their discretion.

                                         BY ORDER OF THE BOARD OF DIRECTORS


                                         /s/ Edmund M. Jaskiewicz
                                         ------------------------
                                         Edmund M. Jaskiewicz
                                         Secretary to the Board of Directors
April 9, 2003

                                      PROXY

                         ANNUAL MEETING OF SHAREHOLDERS
                     For Fiscal Year Ended December 31, 2002

                         AMERICAN BIO MEDICA CORPORATION


                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                               OF THE CORPORATION

         The undersigned shareholder of American Bio Medica Corporation, having received the Notice dated April 9, 2003, of the Annual Meeting of Shareholders, hereby nominates, constitutes, appoints and authorizes Gerald Moore and Edmund Jaskiewicz, and each of them with full power to act alone, as proxies with full power of substitution, for me and in my name, place and stead, to vote all the common shares of said corporation standing in my name on its books on April 21, 2003, at the Annual Meeting of Shareholders to be held at 10:00 A.M. on Wednesday, June 18, 2003 at the Marriott Hotel, 189 Wolf Road, Albany, New York 12205, or at any adjournments thereof, with all the power the undersigned would possess if personally present, as follows:

1. The election of the seven (7) nominees listed in the Proxy Statement for the Annual Meeting as directors to serve until the next Annual Meeting and until their successors are elected.

     IF YOU WISH YOUR VOTES TO BE CAST FOR ALL OF THE seven (7) NOMINEES LISTED BELOW, PLACE AN "X" IN THIS BOX [ ]

     IF YOU DO NOT WISH TO VOTE FOR ALL OF THE NOMINEES, LINE OUT THE NAMES OF PERSONS FOR WHOM YOU DO NOT CHOOSE TO VOTE:

     DIRECTORS:                       Edmund Jaskiewicz
                                      Stan Cipkowski
                                      Gerald A. Moore
                                      D. Joseph Gersuk Denis
                                      M. O'Donnell, M.D.
                                      Dr. Gerald W. Lynch
                                      Daniel W. Kollin

2. Ratification of the reappointment of PricewaterhouseCoopers, LLP as the independent auditors of the Company for the fiscal year ended December 31, 2003.


         FOR  [ ]               AGAINST  [ ]               ABSTAIN  [ ]

3. Upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

         THIS PROXY CONFERS AUTHORITY TO VOTE FOR THE PROPOSAL IN ITEM 2 AND FOR ALL OF THE SEVEN NOMINEES LISTED EVEN THOUGH THE BLOCK IN ITEM 1 IS NOT MARKED UNLESS THE NAMES OF ONE OR MORE PERSONS ARE LINED OUT. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY SHALL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND THE COST OF SAME IS BORNE BY THE CORPORATION. THIS PROXY MAY BE REVOKED BY WRITING TO THE SECRETARY TO THE BOARD, AMERICAN BIO MEDICA CORPORATION, 122 SMITH ROAD, KINDERHOOK, NEW YORK 12106 OR IN PERSON AT THE ANNUAL MEETING OF SHAREHOLDERS AT ANY TIME PRIOR TO ITS EXERCISE.

                  Date:         _______________________________________

                  Name:         _______________________________________
                                Beneficial Shareholder (Please Print)

                  Address:      _______________________________________
                                _______________________________________
                                _______________________________________

                  Signature(s)  _______________________________________
                                _______________________________________
                                (All Shareholders must sign)

         NUMBER OF SHAREHOLDERS VOTING _________________________

         IF SHARES ARE NOT REGISTERED IN YOUR NAME, PLEASE GIVE THE NAME AND ADDRESS OF THE PERSON OR ENTITY IN WHOSE NAME THEY ARE REGISTERED.

                                _______________________________________
                                _______________________________________
                                _______________________________________

                     (This must be completed if applicable)

         Please date, fill in your complete name and address and sign above exactly as your name or names appear hereon, and return this proxy promptly in the enclosed envelope. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If there is more than one fiduciary, all should sign. All joint owners must sign.